UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 18, 2020
Date of Report (Date of earliest event reported)

Everi Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100, Las Vegas, Nevada, 89113
(Address of principal executive offices)

(800) 833-7110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EVRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The annual meeting of stockholders of Everi Holdings Inc. (the “Company”) was held on June 16, 2020. The proposals identified herein were previously disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 18, 2020.
1.Election of two Class III director nominees named in the 2020 Proxy Statement to serve until the Company’s 2023 annual meeting of stockholders.
The stockholders voted to re-elect Linster W. Fox and Maureen T. Mullarkey as Class III directors to the Board of Directors of the Company for a term expiring at the 2023 annual meeting of stockholders, and to hold office until the designated annual meeting or until their successors are elected and qualified, or until their earlier resignation. The table below indicates the voting results:

	For	Withheld	Broker Non-Votes
Linster W. Fox	57,641,386	3,166,499	14,066,237
Maureen T. Mullarkey	57,669,415	3,138,470	14,066,237

2.Approval, on an advisory basis, of the compensation of the Company’s named executive officers as shown in the 2020 Proxy Statement.
The stockholders voted to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. The table below indicates the voting results:

For	Against	Abstain	Broker Non-Votes
54,178,280	6,466,940	162,665	14,066,237

3.Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
The stockholders voted to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The table below indicates the voting results:

For	Against	Abstain
74,347,220	66,274	460,628

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Document

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: June 18, 2020	By:	/s/ Todd A. Valli
Todd A. Valli, Senior Vice President, Corporate Finance and Chief Accounting Officer